Investment Securities, Equity Securities with Readily Determinable Fair Values and Other Investments - Unrealized and realized gains and losses recognized in net income on equity securities (Details) - USD ($)
$ in Thousands
12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Investment Securities, Equity Securities with Readily Determinable Fair Values and Other Investments
Equity Securities	$ 5,394	$ 5,417
Summary of unrealized and realized gains and losses recognized in net income on equity securities
Net gains (losses) recognized during the period on equity securities	(24)	59	$ (721)
Unrealized gains (losses) recognized during the reporting period on equity securities still held at the reporting date	$ (24)	$ 59	$ (721)